EXHIBIT 23.2

                               THURMAN SHAW & CO.
                     CERTIFIED PUBLIC ACCOUNTANTS Letterhead


                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the use in this Registration Statement of LASV ENTERPRISES, INC. on Form S-8 for our report dated May, 2000 relating to the financial statements of LASV ENTERPRISES, INC. dated. September 30, 1999.


                                 /s/ Thurman Shaw & Co.
                                -----------------------
                                THURMAN SHAW & CO.
                                Certified Public Accountants





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